UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

  (Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 12, 2016

INPHI CORPORATION

(Exact name of registrant as specified in its charter)

001-34942
(Commission File Number)

Delaware	77-0557980
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

2953 Bunker Hill Lane, Suite 300, Santa Clara, California 95054

(Address of principal executive offices, with zip code)

(408) 217-7300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 12, 2016, Inphi Corporation (“Inphi”) filed a Current Report on Form 8-K to report that on December 12, 2016, Inphi completed its acquisition of ClariPhy Communications, Inc. (“ClariPhy”), a Delaware Corporation, pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) dated November 1, 2016, by and among the Company, Clarice Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), ClariPhy and Fortis Advisors LLC, a Delaware limited liability company, solely in its capacity as Securityholders' Agent. Pursuant to the terms of the Merger Agreement, ClariPhy became a wholly owned subsidiary of the Company through a merger of Merger Sub with and into ClariPhy. This Current Report on Form 8-K/A is being filed to provide the financial statements and unaudited pro forma financial information described under Item 9.01 below.  These financial statements and information are filed as Exhibits 99.1, 99.2 and 99.3.

Item 9.01.     Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Audited Consolidated Balance Sheets of ClariPhy as of December 31, 2015 and 2014, and related Statements of Operations, Stockholders’ Deficit and Cash Flows for the years ended December 31, 2015 and 2014, and the notes related thereto, and Unaudited Consolidated Balance Sheet of ClariPhy as of September 30, 2016 and related Statements of Operations and Cash Flows for the nine months ended September 30, 2016 and 2015, and the notes related thereto, are attached hereto as Exhibits 99.1 and 99.2, respectively and are incorporated in their entirety herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined statements of operations of Inphi and ClariPhy for the year ended December 31, 2015 and the nine months ended September 30, 2016, and the notes related thereto, and the unaudited pro forma condensed combined balance sheet of Inphi and ClariPhy as of September 30, 2016, and the notes related thereto, are attached hereto as Exhibit 99.3, respectively, and are incorporated in their entirety herein by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of ClariPhy Communications, Inc.

99.1

Audited Consolidated Balance Sheets as of December 31, 2015 and 2014, and related Statements of Operations, Stockholders’ Deficit and Cash Flows for the years ended December 31, 2015 and 2014, and the notes related thereto.

99.2	Unaudited Consolidated Balance Sheet as of September 30, 2016 and related Statements of Operations and Cash Flows for the nine months ended September 30, 2016 and 2015, and the notes related thereto.

99.3

Unaudited pro forma condensed combined statements of operations of Inphi and ClariPhy for the year ended December 31, 2015 and the nine months ended September 30, 2016, and the notes related thereto, and the unaudited pro forma condensed combined balance sheet of Inphi and ClariPhy as of September 30, 2016, and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2017

INPHI CORPORATION

By:	/s/ Richard Ogawa
Richard T. Ogawa
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of ClariPhy Communications, Inc.

99.1

Audited Consolidated Balance Sheets as of December 31, 2015 and 2014, and related Statements of Operations, Stockholders’ Deficit and Cash Flows for the years ended December 31, 2015 and 2014, and the notes related thereto.

99.2	Unaudited Consolidated Balance Sheet as of September 30, 2016 and related Statements of Operations and Cash Flows for the nine months ended September 30, 2016 and 2015, and the notes related thereto.

99.3

Unaudited pro forma condensed combined statements of operations of Inphi and ClariPhy for the year ended December 31, 2015 and the nine months ended September 30, 2016, and the notes related thereto, and the unaudited pro forma condensed combined balance sheet of Inphi and ClariPhy as of September 30, 2016, and the notes related thereto.